OTHER NON-CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Other Non-Current Liabilities
The components of other non-current liabilities are as follows:

(US$ Millions)	Dec. 31, 2019	Dec. 31, 2018
Accounts payable and accrued liabilities	$760	$1,770
Lease liabilities(1)	889	—
Derivative liability	413	159
Provisions	78	352
Loans and notes payables	18	5
Deferred revenue	4	8
Total other non-current liabilities	$2,162	$2,294

(1)
The impact of the adoption of IFRS 16 requires the recognition of lease liabilities. See Note 2, Summary of Significant Accounting Policies for further information. For the year ended December 31, 2019, interest expense relating to total lease liabilities (see Note 20, Accounts Payable And Other Liabilities for the current portion) was $57 million.